I acknowledge that I have received from the Company prior to the execution of this proxy a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 20, 1996, the Annual Report to
Stockholders and a letter dated ____________, 1996 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the RRP Trustee for the Annual Stockholder Meeting to be held on April 24, 1996, and any adjournments thereof. The RRP Trustee is hereby authorized to vote the shares granted to me, in its trust capacity, as indicated above. I understand that if I sign this form without indicating specific instructions, shares awarded to me will be voted FOR the listed proposals and as recommended by the Board of Directors on any other business that may properly come before the meeting or any adjournment thereof.

I acknowledge that I have received from the Company prior to the execution of this proxy a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 20, 1996, the Annual Report to
Stockholders and a letter dated ____________, 1996 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the DRP Trustee for the Annual Stockholder Meeting to be held on April 24, 1996, and any adjournments thereof. The DRP Trustee is hereby authorized to vote the shares granted to me, in its trust capacity, as indicated above. I understand that if I sign this form without indicating specific instructions, shares awarded to me will be voted FOR the listed proposals and as recommended by the Board of Directors on any other business that may properly come before the meeting or any adjournment thereof.

I acknowledge that I have received from the Company prior to the execution of this proxy a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 20, 1996, the Annual Report to
Stockholders and a letter dated ____________, 1996 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the ESOP Trustee for the Annual Stockholder Meeting to be held on April 24, 1996, and any adjournments thereof. The ESOP Trustee is hereby authorized to vote the shares granted to me, in its trust capacity, as indicated above. I understand that if I sign this form without indicating specific instructions, shares awarded to me will be voted FOR the listed proposals and as recommended by the Board of Directors on any other business that may properly come before the meeting or any adjournment thereof.

I acknowledge that I have received from the Company prior to the execution of this proxy a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 20, 1996, the Annual Report to
Stockholders and a letter dated ____________, 1996 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the 401(K) Trustee for the Annual Stockholder Meeting to be held on April 24, 1996, and any adjournments thereof. The 401(K) Trustee is hereby authorized to vote the shares allocable to my interest in the 401(K) Plan, in its trust capacity, as indicated above. I understand that if I sign this form without indicating specific instructions, shares allocable to me will be voted FOR the listed proposals and as recommended by the Board of Directors on any other business that may properly come before the meeting or any adjournment thereof.